UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 25, 2014

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

TWENTY-FIRST CENTURY FOX, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 25, 2014, Twenty-First Century Fox, Inc. (the “Company”) and British Sky Broadcasting Group plc (“BSkyB”), each through their respective wholly owned subsidiaries, entered into Sale and Purchase Agreements for Sky Italia (the “Sky Italia SPA”) and Sky Deutschland AG (the “Sky Deutschland SPA”), whereby the Company will transfer Sky Italia, a wholly owned subsidiary of the Company, and its 57.4% interest in Sky Deutschland AG (“Sky Deutschland”) to BSkyB in exchange for approximately $9.3 billion in value, comprised of approximately $8.6 billion in cash and BSkyB’s 21% interest in National Geographic Channels International (collectively, the “Transaction”). The net, after-tax cash proceeds to be received by the Company upon completion of all the elements of the Transaction will approximate $7.2 billion. The Transaction is subject to regulatory approvals, the approval of BSkyB stockholders and customary closing conditions.

Sky Italia SPA

Under the terms of the Sky Italia SPA, SGH Stream Sub, Inc. (“SGH Stream Sub”), a wholly owned subsidiary of the Company, conditionally agreed to sell Sky Italia to Sky Italian Holdings S.p.A., a wholly owned subsidiary of BSkyB. As consideration for the sale of Sky Italia, the Company will receive approximately $4.2 billion in value, consisting of approximately $3.5 billion in cash and BSkyB’s 21% interest in National Geographic Channels International (“NGCI”), which will increase the Company’s ownership stake in NGCI to 73%. The consideration is subject to a working capital completion adjustment mechanism, where the consideration payable may be adjusted depending on a comparison of the working capital of Sky Italia on the closing date to the agreed target working capital amount set forth in the Sky Italia SPA.

The closing of the transaction referenced in the Sky Italia SPA is conditioned upon, amongst other things, the satisfaction or, if applicable, waiver of the following:

•	the approval of the Transaction by BSkyB stockholders;

•	closing of the transactions referenced in the Sky Deutschland SPA;

•	antitrust/merger control clearance from the European Commission and/or the Italian Competition Authority;

•	antitrust/merger control clearance from the Jersey Competition Regulatory Authority;

•	authorization by the Italian Communications Authority for (i) the acquisition of a company operating in the radio/TV sector, and (ii) the potential acquisition of a dominant position in the media and telecommunication sectors and the control of pluralism;

•	the waiver of termination rights in certain contracts arising in relation to the change of control resulting from the Transaction;

•	the satisfaction or waiver of certain conditions related to the transfer of NGCI; and

•	no event, circumstance or change having occurred which would have a material adverse effect on the business, assets, operations or financial conditions of Sky Italia.

The Sky Italia SPA can be terminated in certain circumstances, including (i) by BSkyB upon any material breach of any covenant in the Sky Italia SPA by SGH Stream Sub which is material to the Sky Italia acquisition or a material adverse change having occurred in respect of Sky Italia or (ii) by the Company or by BSkyB in the event certain closing conditions are not met or waived.

Sky Deutschland SPA

Under the terms of the Sky Deutschland SPA, 21st Century Fox Adelaide Holdings B.V. (“21st Century Fox Adelaide”), a wholly owned subsidiary of the Company, conditionally agreed to sell its interest in Sky Deutschland to Kronen tausend985 GmbH, a wholly owned subsidiary of BSkyB (“Kronen”). 21st Century Fox Adelaide’s interest represents 57.4% of the issued share capital of Sky Deutschland on a fully diluted basis, assuming that 21st Century Fox Adelaide has obtained an additional 53,914,182 shares of Sky Deutschland by exercising its conversion rights under its January 2011 convertible bond. 21st Century Fox Adelaide will receive €6.75 (approximately $9) per share for its fully diluted holding in Sky Deutschland, the same price per share that will be offered to Sky Deutschland minority stockholders pursuant to the voluntary cash offer that will be made to Sky Deutschland stockholders in connection with the Transaction (the “Sky Deutschland Offer.”) The total consideration for 21st Century Fox Adelaide’s interest in Sky Deutschland will be approximately $4.9 billion. The Sky Deutschland SPA is subject to the same closing conditions as the Sky Deutschland Offer, which are more fully described below.

The Sky Deutschland SPA can be terminated in certain circumstances including (i) by BSkyB upon any material breach of any covenant in the Sky Deutschland SPA by 21st Century Fox Adelaide which is material to the Sky Deutschland acquisition or (ii) by the Company or by BSkyB in the event certain closing conditions are not met or waived.

Sky Deutschland Offer

In connection with the Transaction, Kronen announced on July 25, 2014, that it will make a voluntary cash takeover offer to all Sky Deutschland minority stockholders at a price of €6.75 (approximately $9) per share, subject to certain conditions. The Sky Deutschland Offer is conditioned upon, amongst other things, the satisfaction or waiver of the following:

•	the approval of the Sky Deutschland SPA and Sky Deutschland Offer by the BSkyB stockholders;

•	antitrust/merger control clearance from the European Commission and/or the German competition authority;

•	antitrust/merger control clearance from the Jersey Competition Regulatory Authority;

•	antitrust/merger control clearance from the Austrian antitrust authorities;

•	issuance of non-objection statements from the German state media authorities in Bavaria and in Hamburg and Schleswig-Holstein;

•	if required, authorization by the Austrian communications authority of an indirect change of ownership of an Austrian media service license holder;

•	the waiver of termination rights in certain contracts arising in relation to the change of control resulting from the Sky Deutschland acquisition and Sky Deutschland Offer;

•	the non-occurrence of certain events, such as the issuance of new shares by Sky Deutschland; and

•	no material adverse effect (measured by reference to the EBITDA of Sky Deutschland) having occurred and there being no loss or termination of rights under certain contracts or of Sky Deutschland’s broadcasting licenses.

There is no minimum acceptance condition to the Sky Deutschland Offer. The conditions may change to reflect the requirements of the German regulator, BaFin, following the submission of the Sky Deutschland Offer document to BaFin prior to publication. Any change which results in a more onerous condition must be approved by the Company.

Cautionary Statement Concerning Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions and involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Where, in any forward looking statements, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. The “forward-looking statements” included in this document are made only as of the date of this document and we do not have any obligation to publicly update any “forward-looking statements” to reflect subsequent events or circumstances, except as required by law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC. (REGISTRANT)

By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

Dated: July 31, 2014